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                                                                   EXHIBIT 10.47

                   WARRANT CANCELLATION AGREEMENT AND RELEASE

         This WARRANT CANCELLATION AGREEMENT AND RELEASE (the "Agreement") is made as of April 30, 2003 by and between MOTORCAR PARTS & ACCESSORIES, INC., a New York corporation (the "Company"), and WELLS FARGO BANK, N.A., a national banking corporation ("Holder").

                                    RECITALS

         WHEREAS, the Company issued to Holder on or about April 20, 2000 that certain "Warrant to Purchase Common Stock", No. W-1, exercisable for 400,000 shares, as amended by that certain "Amendment No. 1 to Warrant" executed by the parties on or about May 31, 2001 (as so amended, the "Warrant"); and

         WHEREAS, the Company desires to acquire the Warrant from Holder and cancel the Warrant in exchange for a net cash payment to Holder of seven hundred thousand dollars ($700,000.00) (the "Purchase Price"), effective upon execution of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and conditions contained herein, the parties hereby agree as follows:

                                    AGREEMENT

         1. THE TRANSACTION.

                  1.1 WARRANT CANCELLATION. Subject to the terms and conditions of this Agreement, upon execution of this Agreement (a) the Company shall deliver to Holder or its order the amount of the Purchase Price, with no holdback or deduction whatsoever, plus expenses pursuant to Section 1.3 below, by wire transfer of immediately available funds paid according to the wire instructions attached hereto as Exhibit A and confirmed by a Fed reference number, and (b) Holder shall surrender its original, manually-executed form of the Warrant to the Company for cancellation and agrees to accept the Purchase Price as full payment for cancellation thereof, whereupon the Company shall mark the face of the Warrant "cancelled" and such Warrant shall be deemed expired. The payment for and cancellation of the Warrant shall take place at the offices of Morrison & Foerster LLP, 555 West Fifth Street, Los Angeles, CA 90013 (the "Closing").

                  1.2 EXPENSES. At the Closing, the Company shall reimburse Holder an amount equal to two thousand five hundred dollars ($2,500.00) towards the fees and costs of Holder's counsel in connection with the negotiation, execution and delivery of this Agreement.

         2. RELEASE. In consideration of the Purchase Price, Holder hereby releases and forever discharges the Company and its predecessors, successors, assigns and each of them, and each past, present, and future director, partner, subsidiary, division or entity or affiliated corporation, and each past, present or future employee, agent, representative, attorney, accountant, officer, director, stockholder, subscriber, and all persons acting by, through, under or in concert with

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them, or any of them, of and from any and all claims, actions, causes of action, suits, debts, liens, demands, contracts, liabilities, agreements, costs, expenses, or losses of any type, whether known or unknown, fixed or contingent, which Holder had, now has, or may hereafter have, arising out of or resulting from the Warrant, or the shares of capital stock of the Company issuable upon exercise of the Warrant, including but not limited to, (i) Holder's claim to any equity interest in the Company, and (ii) any and all claims with respect to rights of notice under the Warrant or applicable law.

HOLDER ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY ITS LEGAL COUNSEL AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR."

         3. REPRESENTATIONS AND WARRANTIES OF HOLDER. Holder hereby represents and warrants to the Company as follows:

                  3.1 AUTHORIZATION. Holder has, as appropriate, full power and legal capacity and all corporate right, power, legal capacity and authority to enter into this Agreement and the transactions contemplated hereby. The execution, delivery and performance of this Agreement has been duly and validly approved and authorized by Holder. This Agreement constitutes a valid and legally binding obligation of Holder, enforceable in accordance with its terms.

                  3.2 OWNERSHIP OF WARRANT. Holder has good and valid title to, and owns all right, title and interest (legal and beneficial) in, the Warrant being cancelled pursuant to this Agreement, free and clear of all liens. Upon payment for expiration of the Warrant in accordance with this Agreement, the Warrant shall be cancelled free and clear of all liens.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Holder as follows:

                  4.1 AUTHORIZATION. The Company has, as appropriate, full power and legal capacity and all corporate right, power, legal capacity and authority to enter into this Agreement and the transaction contemplated hereby. The execution, delivery and performance of this Agreement has been duly and validly approved and authorized by the Company and specifically approved by the Board of Directors of the Company. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

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                  4.2      NO CONSENT. No consent or approval of, or filing
with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby.

                  4.3 NO CONFLICT. The execution, delivery and performance of this Agreement will not violate or conflict with (i) any contract to which the Company is a party or by which the Company or any of its assets or properties are bound, (ii) any decree or judgment of any court or other governmental authority applicable to or binding on the Company, (iii) any law applicable to the Company or the transfer of the Warrant, or (iv) any provision of the Charter or Bylaws of the Company. To the Company's knowledge, there is no agreement by or among any of the stockholders of the Company which relates to the subject matter of this Agreement or which gives any stockholder of the Company any preemptive, first refusal, or other right or privilege in connection with the execution of this Agreement or consummation of the transactions contemplated hereby.

                  4.4 COMPLIANCE WITH LAW. The Company has consulted with its outside legal counsel and received advice which it believes to be reliable that the execution, delivery and performance of this Agreement by the Company would comply with the provisions of New York State corporation law and California corporation law applicable to the Company, including without limitation Section 513 of the Business Corporation Law of the New York State Consolidated Laws (entitled "Purchase, redemption and certain other transactions by a corporation with respect to its own shares") to the extent applicable to the Company.

                  4.5 SEC FILINGS. Since January 1, 2001, the Company has timely filed all reports, schedules, forms, statements and other documents (collectively, the "SEC Documents") required to be filed by it with the Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         5. MISCELLANEOUS.

                  5.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California.

                  5.2 COUNTERPARTS. This Agreement may be executed in one or more counterparts and delivered by facsimile, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  5.3 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given if delivered

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personally or by commercial messenger or courier service to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by advance notice to the other party.

                  5.4 AMENDMENT AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the parties hereto.

                  5.5 ENTIRE AGREEMENT. This Agreement, the other agreements and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein. The section headings herein are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement

                  5.6 FURTHER ASSURANCES. Each of the parties shall from time to time and at all times hereafter make, do, execute, or cause or procure to be made, done and executed such further acts, deeds, conveyances, consents and assurances without further consideration, which may be reasonably required to effect the transactions contemplated by this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, this Warrant Cancellation Agreement and Release has been executed by the undersigned as of the day and year first above written.

   MOTORCAR PARTS & ACCESSORIES, INC.           WELLS FARGO BANK, N.A.

   By: _______________________________          By: ____________________________

   Name: _____________________________          Name: __________________________

   Title: ____________________________          Title: _________________________

   By: _______________________________          Address: _______________________

   Name: _____________________________          ________________________________

   Title: ____________________________

   Address: __________________________

   ___________________________________

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